UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2006


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   __________________________________________
             (Exact name of registrant as specified in its charter)


          New Jersey                  1-10518                22-2553159
          __________                  _______                __________
  (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)          File Number)         Identification No.)


        Park 80 West/Plaza Two, Saddlebrook, NJ              07663
        _______________________________________              _____
        (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 ______________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in
             Fiscal Year

(a) On January 17, 2006, the Board of Directors of Interchange Financial Services Corporation (the "Corporation") amended the Corporation's bylaws to add Section 11 to Article II of the bylaws to establish procedural and informational requirements with respect to shareholder nominations of individuals for election to the Corporation's Board of Directors. The amendment, which became effective on January 17, 2006, is attached hereto as Exhibit 3.2.

Item 9.01    Financial Statements and Exhibits

(d) The following document is filed as an exhibit to this Current Report on Form 8-K:

         Exhibit No.  Description
         ___________  ___________

         3.2          Amendment to the bylaws of the Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:  January 23, 2006      INTERCHANGE FINANCIAL
                                       SERVICES CORPORATION



                                       By:  /s/ Charles T. Field
                                            ____________________
                                       Name:    Charles T. Field
                                       Title:   SVP and Chief Financial Officer

                                  Exhibit Index

Exhibit No.       Description
___________       ___________

3.2               Amendment to the bylaws of Interchange Financial Services
                  Corporation